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Prospectus Supplement May 1, 1998

IDS Bond Fund, Inc.        S-6495 L (10/97)
IDS Discovery Fund, Inc.  S-6457 L (9/97)
IDS Equity Select Fund, Inc.  S-6426 M (1/98)
IDS Extra Income Fund, Inc.  S-6370 L (7/97)
IDS Federal Income Fund, Inc.  S-6042 M (7/97)
IDS Emerging Markets Fund  S-6354 C (12/97)
IDS Global Balanced Fund  S-6352 A (12/97)
IDS Global Bond Fund  S-6309 L (12/97)
IDS Global Growth Fund  S-6334 L (12/97)
IDS Growth Fund  S-6455 M (9/97)
IDS Research Opportunities Fund  S-6356 C (9/97)
IDS High Yield Tax-Exempt Fund, Inc.  S-6340 M (1/98)
IDS International Fund, Inc.  S-6140 L (12/97)
IDS Diversified Equity Income Fund  S-6475 L (11/97)
IDS Mutual  S-6326 M (11/97)
IDS Managed Allocation Fund  S-6141 M (11/97)
IDS Blue Chip Advantage Fund  S-6025-99 L (3/98)
IDS Small Company Index Fund  S-6357 D (3/98)
IDS Cash Management Fund S-6320 L (9/97)
IDS New Dimensions Fund, Inc.  S-6440 L (9/97)
IDS Progressive Fund, Inc.  S-6449 L (11/97)
IDS Selective Fund, Inc.  S-6376 M (7/97)
IDS Stock Fund, Inc.  S-6351 M (11/97)
IDS Tax-Exempt Bond Fund  S-6310 M (1/98)
IDS Intermediate Tax-Exempt Fund  S-6355 C (1/98)
IDS Tax-Free Money Fund, Inc. S-6433 L (2/98)
IDS Utilities Income Fund, Inc.  S-6341 L (8/97)
IDS Insured Tax-Exempt Fund  S-6327 L (8/97)
IDS California Tax-Exempt Fund S-6328 L (8/97)
  IDS Massachusetts Tax-Exempt Fund
  IDS Michigan Tax-Exempt Fund
  IDS Minnesota Tax-Exempt Fund
  IDS New York Tax-Exempt Fund
  IDS Ohio Tax-Exempt Fund

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For all funds the following section has been added to the prospectus after
"General Information":

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations currently is being evaluated. The companies or governments in which the Fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the Fund's investments. The potential materiality of any such impact is not known at this time.

For all funds except IDS Cash Management Fund and IDS Tax-Free Money Fund, Inc. the following paragraph in the section titled "Waivers of the sales charge for Class A shares" has been modified to reflect the change as indicated in bold:

Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Massachusetts After-Tax Savings Program; the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

The following section will be added to supplement existing foreign risk disclosure for all funds except IDS Federal Income Fund, IDS High Yield Tax-Exempt Fund, IDS Small Company Index Fund, IDS Cash Management Fund, IDS Tax-Exempt Bond Fund, IDS Intermediate Tax-Exempt Fund, IDS Tax-Free Money Fund, IDS Insured Tax-Exempt Fund, IDS California Tax-Exempt Fund, IDS Massachusetts Tax-Exempt Fund, IDS Michigan Tax-Exempt Fund, IDS Minnesota Tax-Exempt Fund, IDS New York Tax-Exempt Fund, and IDS Ohio Tax-Exempt Fund.

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There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the fund holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the fund. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the fund cannot guarantee against losses that might result from them.

For Strategy Aggressive Fund the following paragraph will replace the paragraph for the "Portfolio manager" section:

Louis Giglio joined AEFC in January 1994 as a senior equity analyst and serves as portfolio manager. He has managed the assets of the Fund since May, 1998. He also serves as portfolio manager of IDS Life Series Fund, Equity Portfolio and World Technologies Portfolio. Prior to joining AEFC he had eight years of experience as a financial analyst with Bear, Stearns & Co., Inc. covering the microcomputer software and computer services industries.


Form S-6530 A (4/98) Valid until next prospectus update.
Destroy April 30, 1999.